ELFUN DIVERSIFIED FUND

(the “Fund”)

Supplement dated March 14, 2019 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”) dated April 30, 2018,

each as may be supplemented and/or revised from time to time

•	Effective immediately, the Prospectus and Summary Prospectus are revised as follows:

The eighth and ninth paragraphs of the section entitled “Principal Investment Strategies” on page 27 of the Prospectus and beginning on page 2 of the Summary Prospectus are deleted in their entirety and replaced with the following:

The portion of the Fund invested in debt securities normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers may also use various types of derivative instruments (such as options, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to gain or hedge exposure to certain types of securities or asset classes (such as securities of small capitalization companies) as an alternative to investing directly in or selling such securities or asset classes, or to manage currency exposure, yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments. The Fund may hedge a portion of its foreign currency risk but is not required to do so.

The Fund may also invest to a lesser extent in high yield securities (also known as below investment grade bonds or “junk bonds”), equity and debt securities of companies or governments that are located in emerging market countries, and exchange traded funds to gain exposure to securities, including those of U.S. The Fund is permitted to invest up to 20% of its total assets (including any borrowings) in high yield securities. The Fund may invest in exchange-traded products (“ETPs”), including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services, that provide exposure to high yield securities, securities of issuers, that are principally engaged in or related to the real estate industry and to securities of issuers in emerging markets.

The eighth and ninth paragraphs of the sub-section entitled “Principal Investment Strategies” in the section entitled “Additional Information about Investment Objectives, Principal Strategies and Risks – Elfun Diversified Fund” on page 45 of the Prospectus are deleted in their entirety and replaced with the following:

The portion of the Fund invested in debt securities normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers may also use various types of derivative instruments (such as options, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to gain or hedge exposure to certain types of securities or asset classes (such as securities of small capitalization companies) as an alternative to investing directly in or selling such securities or asset classes, or to manage currency exposure, yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments. The Fund may hedge a portion of its foreign currency risk but is not required to do so.

The Fund may also invest to a lesser extent in high yield securities (also known as below investment grade bonds or “junk bonds”), equity and debt securities of companies or governments that are located in emerging market countries, and exchange traded funds to gain exposure to securities, including those of U.S. The Fund is permitted to invest up to 20% of its total assets (including any borrowings) in high yield securities. The Fund may invest in ETPs, including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services, that provide exposure to high yield securities, securities of issuers, that are principally engaged in or related to the real estate industry and to securities of issuers in emerging markets.

•	Effective immediately, the SAI is revised as follows:

Item 7 of the sub-section entitled “Non-Fundamental Investment Restrictions for the Diversified Fund” in the section “Investment Restrictions” on page 56 of the SAI is deleted in its entirety and replaced with the following:

7. Other Investment Companies. The Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. The limitations described above do not apply to the extent an investment is otherwise permitted by applicable law or if the investment is part of a plan of merger, consolidation, reorganization or acquisition.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE